                           OrbitTRAVEL.com Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of OrbitTRAVEL.com Corporation (the
"Company") on Form 10-Q for the period ending June 30, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
R. Cellura, Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)     The Report fully complies with the requirements of section 13(a) or
                15(d) of the Securities Exchange Act of 1934; and

        (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Joseph R. Cellura

Joseph R. Cellura
Chief Executive Officer
August 19, 2002